Exhibit 10.1

Robert Thast
14708 - 31A Avenue
Surrey, British Columbia
Canada V4P 2J4

August 7, 2006

Nova Mining Corporation
1189 Howe Street, Suite 1504
Vancouver, British Columbia
Canada V6Z 2X4

Ladies and Gentlemen:

RE:     Trust Agreement

Robert Thast holds in trust for Nova Mining Corporation, a 100% undivided interest in the following claim:

		Number of	Date of
Tenure No.	Document Description	Claim Units	Expiration
521833	Columbia VI	14	November 2, 2006

Robert Thast will deliver full title on demand to Nova Mining Corporation for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

ROBERT THAST
Robert Thast